Home Office: Harrison, NY Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C.   20549-0506

Re:	TFLIC Series Annuity Account, SEC File No. 811-10417 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
(Fidelity)Variable Insurance Products Fund	811-03329
(Fidelity)Variable Insurance Products Fund II	811-05511
(Fidelity)Variable Insurance Products Fund III	811-07205
Transamerica Series Trust	811-04419

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Financial Life Insurance Company